                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                                             July 9, 2003
                                           Date of Report (Date of earliest event reported)

                                                          ACXIOM CORPORATION
                                          (Exact Name of Registrant as Specified in Charter)

                          Delaware                          0-13163                   71-0581897
              (State or Other Jurisdiction of           (Commission File     (IRS Employer Identification
                       Incorporation)                       Number)                      No.)

            1 Information Way, P.O. Box 8180, Little Rock, Arkansas                                      72203-8180
                         (Address of Principal Executive Offices)                                        (Zip Code)

                                   Registrant's telephone number, including area code: 501-342-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  99.1     Press Release dated July 9, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.      Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 9, 2003, Acxiom Corporation (the "Company") issued a press release announcing that it expects to achieve its revenue and earnings guidance for the first quarter of fiscal 2004 ended June 30, 2003, and reaffirmed its revenue, earnings per share and free cash flow guidance for fiscal 2004 ending March 31, 2004.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 11, 2003

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                        ------------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

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                                                             EXHIBIT INDEX

    Exhibit Number                                               Description

         99.1           Press Release of the Company dated July 9, 2003.

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